Exhibit 99.1

Safe Harbor Financial Regains Compliance with Nasdaq Listing Requirements and Raises $6.8 million in New Capital While Eliminating Substantially All of the Company’s Debt

Company also announces $150 million equity line of credit (“ELOC”) expandable up to $500 million to potentially fund lending to CRBs and further expand its Fintech platform in accordance with the Company’s strategic plan.

GOLDEN, CO (November 10, 2025) – SHF Holdings, Inc., d/b/a Safe Harbor Financial (Safe Harbor or the “Company”) (Nasdaq: SHFS), a fintech leader in providing financial services and credit facilities to the regulated cannabis industry, announced that has regained compliance with The Nasdaq Stock Market (“Nasdaq”), Listing Rule 5550(b)(1) (“Rule 5550(b)(1)”) that requires at least $2.5 million of shareholders’ equity.

The Company completed a series of recapitalization transactions on September 30, 2025 that raised $6.8 million in new capital and eliminated $18.8 million of its debt. The Company is now essentially debt free and is now equipped with capital to execute on its growth strategy. The financing was led by certain accredited investors, with Company Management and members of the Board participating in the financing. The recapitalization provides substantial operational flexibility for management to execute on its strategic plan.

Since the Board selected Terry Mendez as its Chief Executive Officer in February 2025 to lead Safe Harbor’s transformation, the Company has been focused on regaining Nasdaq listing compliance, addressing the Company’s liquidity challenges, and positioning the Company for long-term strategic success. The Board of Directors and Executive Management have been restructured with a new strategic vision, more than $3 million in annualized run rate costs have been eliminated, and management has now secured the Company’s ability to maintain its Nasdaq listing while significantly improving its liquidity position and capital structure.

The transactions are detailed in the Company’s 8-K filings with the Securities and Exchange Commission on September 23, 2025 and October 3, 2025. These filings announced that the Company closed an approximately $24.8 million securities purchase agreement for convertible preferred stock and warrants to purchase common stock (the “Series B securities”) with certain accredited investors, members of management and Board, and certain vendors. These transactions include the conversion of more than $18.8 million in debt into the Series B securities. Prior to this transaction, the Company’s Senior Secured Notes of $10.7 million required interest only payments through January 5, 2027, then principal and interest through October 5, 2030, and a balloon payment of $7.7 million on October 5, 2030. Further, the Company’s obligation under its Forward Purchase Agreement required the payment of either $7.3 million in cash or the issuance of 1.0 million common shares on September 28, 2025, which would have diluted common shareholders by 35%. Certain accredited investors, including members of management and the board, invested $6.8 million in cash and $1.5 million in other securities.

The Company also announced that it has established a $150 million equity line of credit (“ELOC”), with the ability to expand the ELOC to $500 million, subject to market conditions, share price requirements, and other conditions as detailed in the Company’s SEC filings. The ELOC provides strategic optionality to pursue high-return lending and growth opportunities to expand its Fintech platform per the Company’s strategic plan. The Company plans to access the ELOC for accretive deployments that management believes will generate returns exceeding the cost of capital. As the ELOC facility requires 25% of proceeds to redeem Series B Convertible Preferred stock, any ELOC utilization will further strengthen the Company’s capital structure while funding future growth.

“Over the last eight months, we have been laser focused on three critical objectives: retaining our Nasdaq listing, addressing our capital structure and liquidity challenges, and developing a strategy to grow through enhanced service offerings for our Financial Institution customers and Cannabis Related Business clients. We have eliminated $19 million in debt while significantly cutting costs, and raised nearly $7 million in new cash. We believe we have positioned Safe Harbor for long term strategic success,” said Terry Mendez, Chief Executive Officer of Safe Harbor Financial.

The recapitalization provides substantial operational flexibility. The equity line of credit provides additional strategic optionality to pursue accretive growth opportunities in the Company’s core cannabis banking and lending markets without the pressure of near-term capital needs.

“We see a bright future for Safe Harbor Financial as our strengthened balance sheet and improved operational capabilities now enable the Company to maximize shareholder value.”

About Safe Harbor:

Safe Harbor is a cannabis-exclusive financial platform delivering smarter banking, lending, payments and business services tailored to how the cannabis industry actually operates. As one of the original pioneers of compliant cannabis banking in the U.S., Safe Harbor has facilitated more than $26 billion in cannabis-related transactions across 41 states and territories. Through its proprietary Cannabis Banking Solutions™ Platform and network of regulated financial institution partners, Safe Harbor empowers cannabis operators to gain clarity, control and confidence in their financial operations. From daily banking to long-term growth, Safe Harbor provides real solutions and personal support—built exclusively for cannabis. For more information, visit www.SHFinancial.org.

Cautionary Statement Regarding Forward-Looking Statements:

Certain information contained in this press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Forward-looking statements may include, but are not limited to, statements with respect to Safe Harbor’s ability to satisfy the required conditions to utilize the ELOC, market conditions that may impact Safe Harbor’s ability to access the ELOC on acceptable terms or at all, the possibility that the ELOC may not be fully utilized, expected use of proceeds from the ELOC, trends in the cannabis industry, including proposed changes in U.S and state laws, rules, regulations and guidance relating to Safe Harbor’s services; Safe Harbor’s growth prospects and Safe Harbor’s market size; Safe Harbor’s projected financial and operational performance, including relative to its competitors and historical performance; success or viability of new product and service offerings Safe Harbor may introduce in the future; the impact volatility in the capital markets, which may adversely affect the price of Safe Harbor’s securities; the outcome of any legal proceedings that have been or may be brought by or against Safe Harbor; and other statements regarding Safe Harbor’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Safe Harbor’s filings with the U.S. Securities and Exchange Commission. Safe Harbor undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Safe Harbor Investor Relations Contact:

ir@SHFinancial.org

Safe Harbor Media Relations Contact:

Ellen Mellody

570-209-2947

safeharbor@kcsa.com

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